CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 19, 2000

                    Residential Asset Securities Corporation
             (Exact name of registrant as specified in its charter)

            DELAWARE              333-84939                     51-0362653
            --------              ---------                     ----------
         (State or other   (Commission file number)          (I.R.S. employer
         jurisdiction of                                    identification no.)
         incorporation)

        8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN           55437
----------------------------------------------------------------------
(Address of principal executive offices)                             (Zip code)


Registrant's telephone number, including area code:              (612) 832-7000

          (Former name or former address, if changed since last report)

                        Exhibit Index located on page 4.


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Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 5.        Other Events.

               The audited financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 1999 and 1998, and for each of the years in the three year period ended December 31, 1999, prepared in accordance with generally accepted accounting principles, and the unaudited consolidated financial statements of FGIC as of September 30, 2000 and for the periods ending September 30, 2000 and September 30, 1999, are hereby filed and incorporated by reference in (i) the registration statement (No. 333-84939) of the Registrant (the "Prospectus"); and (ii) the Prospectus Supplement for Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2000-KS5, and shall be deemed to be a part hereof.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits

               23. Consent of KPMG LLP, independent auditors of FGIC with respect to (a) the incorporation by reference in the Prospectus and Prospectus Supplement of their report dated September 30, 2000 on the audit of the financial statements of Financial Guaranty Insurance Company as of December 31, 1999 and 1998 and for each of the years in the three-year period ended December 31, 1999 and (b) with respect to the reference to their firm under the caption "Experts" in the Prospectus Supplement.

     99.1 Audited Financial Statements of Financial Guaranty Insurance Company as of December 31, 1999 and 1998.

     99.2 Unaudited Interim Financial Statements of Financial Guaranty Insurance Company as of September 30, 2000 and 1999.



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                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            RESIDENTIAL ASSET SECURITIES CORPORATION


                             By: /s/Julie Steinhagen
                             Name:  Julie Steinhagen
                             Title: Vice President

Dated:  December 19, 2000


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                                   Exhibit 23

                     Consent of Independent Auditors of FGIC

                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Financial Guaranty Insurance Company:


We consent to the use of our report dated January 21, 2000 on the financial statements of Financial Guaranty Insurance Company as of December 31, 1999 and 1998, and for each of the years in the three year period ended December 31, 1999 included in the Form 8-K of Residential Asset Securities Corporation (the "Registrant") which is incorporated herein by reference in the registration statement (No. 333-84939) of the Registrant and to the reference to our firm under the heading "Experts" in the Prospectus Supplement of the Registrant.


                                            /s/KPMG LLP


New York, New York
December 19, 2000


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                          Independent Auditors' Report


The Board of Directors and Stockholder
Financial Guaranty Insurance Company:


We have audited the accompanying balance sheets of Financial Guaranty Insurance Company as of December 31, 1999 and 1998, and the related statements of income, stockholder's equity, and cash flows for each of the years in the three year period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all materials respects, the financial position of Financial Guaranty Insurance Company as of December 31, 1999 and 1998 and the results of its operations and its cash flows for each of the years in the three year period then ended in conformity with generally accepted accounting principles.


/s/KPMG LLP


January 21, 2000




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